UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 7, 2011

Cole Real Estate Income Strategy (Daily NAV), Inc.

(Exact name of registrant as specified in its charter)

Maryland	333-169535	27-3147801
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2325 East Camelback Road, Suite 1100, Phoenix, Arizona 85016

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (602) 778-8700

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Cole Real Estate Income Strategy (Daily NAV), Inc. (which may be referred to as the “Company,” “we,” “our,” and “us”) hereby amends the following Current Reports on Form 8-K to provide the required financial information:

(i)	Current Report on Form 8-K filed on December 7, 2011 to provide the required financial information relating to our acquisition of a single-tenant retail building located in Albuquerque, New Mexico (the “WG Albuquerque Property”), as described in such Current Report;

(ii)	Current Report on Form 8-K filed on December 13, 2011 to provide the required financial information relating to our acquisition of six single-tenant retail buildings located in Austin, Texas (the “CV Austin Property”), Lockhart, Texas (the “TS Lockhart Property”), Reidsville, North Carolina (the “WG Reidsville Property”), Brunswick, Georgia (the “TS Brunswick Property”), Mansfield, Ohio (the “CV Mansfield Property”), Erie, Pennsylvania (the “CV Erie Property”) and one multi-tenant retail property located in San Antonio, Texas (the “MT San Antonio Property”), as described in such Current Report; and

(iii)	Current Report on Form 8-K filed on December 22, 2011 to provide the required financial information relating to our acquisition of a single-tenant retail building located in Macomb Township, Michigan (the “AA Macomb Property”), as described in such Current Report.

September 30,
Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of the Properties Acquired

Walgreens – Various Properties
Summary Financial Data Regarding Walgreen Co.	3

CVS – Various Properties
Summary Financial Data Regarding CVS Caremark Corporation	4

Tractor Supply – Various Properties
Summary Financial Data Regarding Tractor Supply Company	5

The Parke – San Antonio, TX (MT San Antonio Property)
Overview	6
Report of Independent Registered Public Accounting Firm	7
Statements of Revenues and Certain Operating Expenses for the Nine Months Ended September 30, 2011 and the Year Ended December 31, 2010	8
Notes to the Statement of Revenues and Certain Operating Expenses for the Nine Months Ended September 30, 2011 and the Year Ended December 31, 2010	9

Advance Auto – Macomb Township, MI (AA Macomb Property)
Summary Financial Data Regarding Advance Auto Parts Inc.	11

(b) Pro Forma Financial Information

Pro Forma Consolidated Balance Sheet (Unaudited) as of September 30, 2011	12

Pro Forma Consolidated Statement of Operations (Unaudited) for the Nine Months Ended September 30, 2011	13

Pro Forma Consolidated Statement of Operations (Unaudited) for the Period from July 27, 2010 (Date of Inception) to December 31, 2010	14

Notes to Pro Forma Consolidated Financial Statements (Unaudited)	15

(c) Shell Company Transactions
None

(d) Exhibits
None

SUMMARY FINANCIAL DATA

WALGREEN CO.

We have acquired the following properties (the “Walgreens Properties”) leased to, or guaranteed by, Walgreen Co. (“Walgreens”):

	September 30,	September 30,	September 30,	September 30,
Property Location	Date Acquired	Year Built	Purchase Price	Square Feet
Albuquerque, NM	December 7, 2011	1995	$2,475,000	15,525
Reidsville, NC	December 8, 2011	2008	5,125,000	14,550

			$7,600,000

In evaluating the Walgreens Properties as potential acquisitions, including the determination of the appropriate purchase price for each of the Walgreens Properties, the Company considered a variety of factors, including the condition and financial performance of each property; the terms of the existing leases and the creditworthiness of the tenant; property location, visibility and access; age of the property, physical condition and curb appeal; neighboring property uses; local market conditions, including vacancy rates; area demographics, including trade area population and average household income; and neighborhood growth patterns and economic conditions. After reasonable inquiry, the Company is not aware of any material factors relating to the Walgreens Properties that would cause the reported financial information not to be indicative of future operating results.

Because the Walgreens Properties are 100% leased to a single tenant on a long-term basis under a net lease whereby substantially all of the operating costs are the responsibility of the tenant, the Company believes that the financial condition and results of operations of the tenant are more relevant to investors than the financial statements of the Walgreens Properties, and enable investors to evaluate the creditworthiness of the lessee. Additionally, because the Walgreens Properties are subject to a net lease, the historical property financial statements provide limited information other than rental income. As a result, pursuant to the guidance provided by the Securities and Exchange Commission (“SEC”), we have provided summarized consolidated financial information of the lessee of the acquired properties.

Walgreens currently files its financial statements in reports filed with the SEC, and the following summary financial data regarding Walgreens are taken from its previously filed public reports (dollar amounts in millions):

	September 30,	September 30,	September 30,	September 30,
	For the Three Months Ended	For the Fiscal Year Ended
	November 30, 2011	August 31, 2011	August 31, 2010	August 31, 2009
Consolidated Statements of Operations:
Net sales	$18,157	$72,184	$67,420	$63,335
Earnings before income tax provision	883	4,294	3,373	3,164
Net earnings	554	2,714	2,091	2,006

	As of	As of the Fiscal Year Ended
	November 30, 2011	August 31, 2011	August 31, 2010	August 31, 2009
Consolidated Balance Sheets:
Total assets	$27,429	$27,454	$26,275	$25,142
Long-term debt	2,390	2,396	2,389	2,336
Total shareholders’ equity	14,674	14,847	14,400	14,376

For more detailed financial information regarding Walgreens, please refer to its financial statements and other public filings, which are publicly available on the SEC’s web site, http://www.sec.gov.

SUMMARY FINANCIAL DATA

CVS CAREMARK CORPORATION

We have acquired the following properties (the “CVS Properties”) leased to, or guaranteed by, CVS Caremark Corporation (“CVS”):

	September 30,	September 30,	September 30,	September 30,
Property Location	Date Acquired	Year Built	Purchase Price	Square Feet
Austin, TX	December 8, 2011	1997	$3,054,150	10,906
Erie, PA	December 9, 2011	1999	2,300,000	10,125
Mansfield, OH	December 9, 2011	1998	2,299,000	10,722

			$7,653,150

In evaluating the CVS Properties as potential acquisitions, including the determination of the appropriate purchase price for each of the CVS Properties, the Company considered a variety of factors, including the condition and financial performance of each property; the terms of the existing leases and the creditworthiness of the tenant; property location, visibility and access; age of the property, physical condition and curb appeal; neighboring property uses; local market conditions, including vacancy rates; area demographics, including trade area population and average household income; and neighborhood growth patterns and economic conditions. After reasonable inquiry, the Company is not aware of any material factors relating to the CVS Properties that would cause the reported financial information not to be indicative of future operating results.

Because the CVS Properties are 100% leased to a single tenant on a long-term basis under a net lease whereby substantially all of the operating costs are the responsibility of the tenant, the Company believes that the financial condition and results of operations of the tenant are more relevant to investors than the financial statements of the CVS Properties, and enable investors to evaluate the creditworthiness of the lessee. Additionally, because the CVS Properties are subject to a net lease, the historical property financial statements provide limited information other than rental income. As a result, pursuant to the guidance provided by the SEC, we have provided summarized consolidated financial information of the lessee or guarantor of the acquired properties.

CVS currently files its financial statements in reports filed with the SEC, and the following summary financial data regarding CVS are taken from its previously filed public reports (dollar amounts in millions):

	September 30,	September 30,	September 30,	September 30,
	For the Nine Months Ended	For the Fiscal Year Ended
	September 30, 2011	December 31, 2010	December 31, 2009	December 31, 2008
Consolidated Statements of Operations:
Net revenues	$78,783	$96,413	$98,729	$87,472
Income before income tax provision	3,936	5,629	5,913	5,537
Net income	2,394	3,424	3,696	3,212

	As of	As of the Fiscal Year Ended
	September 30, 2011	December 31, 2010	December 31, 2009	December 31, 2008
Consolidated Balance Sheets:
Total assets	$65,251	$62,169	$61,641	$60,960
Long-term debt	10,167	8,652	8,756	8,057
Shareholders’ equity	37,487	37,700	35,768	34,574

For more detailed financial information regarding CVS, please refer to its financial statements and other public filings, which are publicly available on the SEC’s web site, http://www.sec.gov.

SUMMARY FINANCIAL DATA

TRACTOR SUPPLY COMPANY

We have acquired the following properties (the “Tractor Supply Properties”) leased to, or guaranteed by, Tractor Supply Company (“Tractor Supply”):

	September 30,	September 30,	September 30,	September 30,
Property Location	Date Acquired	Year Built	Purchase Price	Square Feet
Lockhart, TX	December 8, 2011	2008	$2,920,000	18,800
Brunswick, GA	December 9, 2011	2008	3,397,000	19,097

			$6,317,000

In evaluating the Tractor Supply Properties as potential acquisitions, including the determination of the appropriate purchase price for each of the Tractor Supply Properties, the Company considered a variety of factors, including the condition and financial performance of each property; the terms of the existing leases and the creditworthiness of the tenant; property location, visibility and access; age of the property, physical condition and curb appeal; neighboring property uses; local market conditions, including vacancy rates; area demographics, including trade area population and average household income; and neighborhood growth patterns and economic conditions. After reasonable inquiry, the Company is not aware of any material factors relating to the Tractor Supply Properties that would cause the reported financial information not to be indicative of future operating results.

Because the Tractor Supply Properties are 100% leased to a single tenant on a long-term basis under a net lease whereby substantially all of the operating costs are the responsibility of the tenant, the Company believes that the financial condition and results of operations of the tenant are more relevant to investors than the financial statements of the Tractor Supply Properties, and enable investors to evaluate the creditworthiness of the lessee. Additionally, because the Tractor Supply Properties are subject to a net lease, the historical property financial statements provide limited information other than rental income. As a result, pursuant to the guidance provided by the SEC, we have provided summarized consolidated financial information of the lessee or guarantor of the acquired properties.

Tractor Supply currently files its financial statements in reports filed with the SEC, and the following summary financial data regarding Tractor Supply are taken from its previously filed public reports (dollar amounts in thousands):

	September 30,	September 30,	September 30,	September 30,
	For the Nine Months Ended	For the Fiscal Year Ended
	September 24, 2011	December 25, 2010	December 25, 2009	December 25, 2008
Consolidated Statements of Operations:
Net sales	$2,992,715	$3,638,336	$3,206,937	$3,007,949
Income before income taxes	240,107	264,940	189,921	176,230
Net income	152,228	167,972	119,745	107,993

	As of	As of the Fiscal Year Ended
	September 24, 2011	December 25, 2010	December 25, 2009	December 25, 2008
Consolidated Balance Sheets:
Total assets	$1,547,850	$1,463,474	$1,276,580	$1,143,301
Long-term debt	1,292	1,316	1,407	1,797
Stockholders’ equity	936,905	933,242	779,151	651,799

For more detailed financial information regarding Tractor Supply, please refer to its financial statements and other public filings, which are publicly available on the SEC’s web site, http://www.sec.gov.

THE PARKE – SAN ANTONIO, TX

Overview

On December 9, 2011, we acquired an approximately 5.41 acre land parcel and an approximately 7,553 square foot multi-tenant retail property located in San Antonio, TX (the “MT San Antonio Property”). The MT San Antonio Property was constructed in 2008 and is 95% leased.

The purchase price of the MT San Antonio Property was $7.3 million, exclusive of closing costs. The acquisition was funded by net proceeds from the Company’s ongoing public offering combined with proceeds from the Company’s line of credit.

In evaluating the MT San Antonio Property as a potential acquisition, including the determination of the appropriate purchase price for the MT San Antonio Property, the Company considered a variety of factors, including the condition and financial performance of the property; the terms of the existing leases and the creditworthiness of the tenants; property location, visibility and access; age of the property, physical condition and curb appeal; neighboring property uses; local market conditions, including vacancy rates; area demographics, including trade area population and average household income; and neighborhood growth patterns and economic conditions. After reasonable inquiry, the Company is not aware of any material factors relating to the MT San Antonio Property that would cause the reported financial information not to be indicative of future operating results.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of

Cole Real Estate Income Strategy (Daily NAV), Inc.

Phoenix, Arizona

We have audited the accompanying Statement of Revenues and Certain Operating Expenses (the “Historical Summary”) of MT San Antonio Property (the “Property”) for the year ended December 31, 2010. The Historical Summary is the responsibility of Cole Real Estate Income Strategy (Daily NAV), Inc.’s management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. The Property is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting as it relates to the Historical Summary. An audit includes consideration of internal control over financial reporting as it relates to the Historical Summary as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control over financial reporting as it relates to the Historical Summary. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in Current Report on Form 8-K/A of Cole Real Estate Income Strategy (Daily NAV), Inc.) as discussed in Note 1 to the Historical Summary and is not intended to be a complete presentation of the Property’s revenues and expenses.

In our opinion, such Historical Summary presents fairly, in all material respects, the revenues and certain operating expenses of the Property for the year ended December 31, 2010 in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Phoenix, Arizona

February 17, 2012

THE PARKE – SAN ANTONIO, TX

STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES

	September 30,	September 30,
	Nine Months Ended September 30, 2011 (Unaudited)	Year Ended December 31, 2010
Revenues:
Rental revenue	$397,534	$530,046
Reimbursement revenue	9,825	12,365

Total revenues	407,359	542,411

Certain operating expenses:
Property tax, repairs and maintenance expenses	39,123	66,617

Total certain operating expenses	39,123	66,617

Revenues in excess of certain operating expenses	$368,236	$475,794

See accompanying notes to statements of revenues and certain operating expenses.

THE PARKE – SAN ANTONIO, TX

NOTES TO THE STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES

For the Nine Months Ended September 30, 2011 (Unaudited) and

the Year Ended December 31, 2010

NOTE 1 — BASIS OF PRESENTATION

On December 9, 2011, Cole Real Estate Income Strategy (Daily NAV), Inc. (the “Company”) acquired an approximately 5.41 acre land parcel and an approximately 7,553 square foot multi-tenant retail property located in San Antonio, TX (the “MT San Antonio Property”). The MT San Antonio Property was constructed in 2008 and is 95% leased.

The statements of revenues and certain operating expenses (the “Historical Summary”) have been prepared for the purpose of complying with the provisions of Article 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included with certain filings with the SEC. The Historical Summary includes the historical revenues and certain operating expenses of the MT San Antonio Property, exclusive of items which may not be comparable to the operations of the MT San Antonio Property subsequent to its acquisition by the Company. Material amounts that would not be directly attributable to future operating results of the MT San Antonio Property are excluded, and the financial statements are not intended to be a complete presentation of the MT San Antonio Property’s revenues and expenses. Items excluded consist primarily of management fees, landlord expenses and depreciation.

The statement of revenues and certain operating expenses for the nine months ended September 30, 2011 is unaudited. In the opinion of management, the statement of revenues and certain operating expenses for the unaudited interim period presented includes all adjustments, which are of a normal and recurring nature, necessary for a fair and consistent presentation of the results for such period.

In the preparation of the accompanying Historical Summary, subsequent events were evaluated through February 17, 2012 the date the financial statements were issued.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

Revenue Recognition

The leases are accounted for as operating leases and minimum rental income is recognized on a straight-line basis over the remaining term of the respective leases.

Repairs and Maintenance

Expenditures for repairs and maintenance are expensed as incurred.

Use of Estimates

The preparation of the Historical Summary in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires the Company’s management to make estimates and assumptions that affect the reported amounts of revenues and certain operating expenses during the reporting period. Actual results could differ from those estimates.

THE PARKE – SAN ANTONIO, TX

NOTES TO THE STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES

For the Nine Months Ended September 30, 2011 (Unaudited) and

the Year Ended December 31, 2010

NOTE 3 — LEASES

The leases have initial terms ranging between five and 20 years (expiring between 2013 and 2029) and provide for minimum rentals. In addition, certain leases provide for fixed increases in rent. Revenues are recognized on a straight-line basis over the terms of the respective leases. The aggregate annual minimum future rental payments on the non-cancelable operating leases in effect as of December 31, 2010 are as follows:

September 30,
Year Ending December 31,	Amount
2011	$472,030
2012	475,780
2013	469,422
2014	466,161
2015	473,000
Thereafter	6,561,934

Total	$8,918,327

The minimum future rental payments represent the base rent required to be paid under the terms of the leases exclusive of future minimum lease payments for renewal options.

NOTE 4 — TENANT CONCENTRATION

The following table sets forth the major tenants whose base annual rental revenue accounted for greater than 10% of the total annual rental revenue for the MT San Antonio Property for the nine months ended September 30, 2011 and the year ended December 31, 2010:

	September 30,	September 30,
	Percent of Total Base Annual Rent
Tenant	For the Nine Months Ended September 30, 2011	For the Year Ended December 31, 2010
Kohl’s Illinois Inc.	40%	40%
JPMorgan Chase Bank, NA	32%	32%
McDonald’s USA, LLC	19%	19%

	91%	91%

If any of the tenants above were to default on their leases, the future revenue of the MT San Antonio Property would be materially and adversely impacted.

NOTE 5 — COMMITMENTS AND CONTINGENCIES

Litigation

The MT San Antonio Property may be subject to legal claims in the ordinary course of business as a property owner. The Company believes that the ultimate settlement of any potential claims will not have a material impact on the MT San Antonio Property’s results of operations.

Environmental Matters

In connection with the ownership and operation of real estate, the MT San Antonio Property may be potentially liable for costs and damages related to environmental matters. The MT San Antonio Property has not been notified by any governmental authority of any non-compliance, liability, or other claim, and the Company is not aware of any other environmental condition that they believe will have a material adverse effect on the MT San Antonio Property’s results of operations.

*************************

SUMMARY FINANCIAL DATA

ADVANCE AUTO PARTS, INC.

We have acquired the following property (the “AA Macomb Property”) leased to a wholly-owned subsidiary of Advance Auto Parts, Inc. (“Advance Auto”):

	September 30,	September 30,	September 30,	September 30,
		Year	Purchase	Square
Property Location	Date Acquired	Built	Price	Feet
Macomb Township, MI	December 20, 2011	2009	$2,099,000	7,000

In evaluating the AA Macomb Property as a potential acquisition, including the determination of the appropriate purchase price for the AA Macomb Property, the Company considered a variety of factors, including the condition and financial performance of the property; the terms of the existing lease and the creditworthiness of the tenant; property location, visibility and access; age of the property, physical condition and curb appeal; neighboring property uses; local market conditions, including vacancy rates; area demographics, including trade area population and average household income; and neighborhood growth patterns and economic conditions. After reasonable inquiry, the Company is not aware of any material factors relating to the AA Macomb Property that would cause the reported financial information not to be indicative of future operating results.

Because the AA Macomb Property is 100% leased to a single tenant on a long-term basis under a net lease whereby substantially all of the operating costs are the responsibility of the tenant, the Company believes that the financial condition and results of operations of the tenant are more relevant to investors than the financial statements of the AA Macomb Property, and enable investors to evaluate the creditworthiness of the lessee. Additionally, because the AA Macomb Property is subject to a net lease, the historical property financial statements provide limited information other than rental income. As a result, pursuant to the guidance provided by the SEC, we have provided summarized consolidated financial information of the lessee of the acquired property.

Advance Auto currently files its financial statements in reports filed with the SEC, and the following summary financial data regarding Advance Auto are taken from its previously filed public reports (dollar amounts in thousands):

	September 30,	September 30,	September 30,	September 30,
	For the Forty Week Period Ended	For the Fiscal Year Ended
	October 8, 2011	January 1, 2011	January 2, 2010	January 3, 2009
Consolidated Statements of Operations:
Net sales	$4,842,890	$5,925,203	$5,412,623	$5,142,255
Earnings before income taxes	526,077	557,055	431,655	380,692
Net earnings	328,243	346,053	270,373	238,038

	As of	As of the Fiscal Year Ended
	October 8, 2011	January 1, 2011	January 2, 2010	January 3, 2009
Consolidated Balance Sheets:
Total assets	$3,678,068	$3,354,217	$3,072,963	$2,964,065
Long-term debt	599,438	300,851	202,927	455,161
Stockholders’ equity	777,626	1,039,374	1,282,365	1,075,166

For more detailed financial information regarding Advance Auto, please refer to its financial statements and other public filings, which are publicly available on the SEC’s web site, http://www.sec.gov.

COLE REAL ESTATE INCOME STRATEGY (DAILY NAV), INC.

PRO FORMA CONSOLIDATED BALANCE SHEET

September 30, 2011

(Unaudited)

The following unaudited Pro Forma Consolidated Balance Sheet is presented as if the Company had acquired the Walgreens Properties, the CVS Properties, the Tractor Supply Properties, the MT San Antonio Property and the AA Macomb Property (the “Pro Forma Properties”) on September 30, 2011.

This Pro Forma Consolidated Balance Sheet should be read in conjunction with the Company’s historical financial statements and notes thereto for the quarter ended September 30, 2011, as contained in our Registration Statement on From S-11. The Pro Forma Consolidated Balance Sheet is unaudited and is not necessarily indicative of what the actual financial position would have been had the Company completed the above acquisitions on September 30, 2011, nor does it purport to represent its future financial position. This Pro Forma Consolidated Balance Sheet only includes the significant property acquisitions pursuant to SEC Rule 3-14 of Regulation S-X.

	September 30,	September 30,		September 30,
	September 30, 2011, As Reported	Acquisition Pro Forma Adjustments		Pro Forma September 30, 2011
	(a)
Investment in real estate assets:
Land	$—	$12,624,154	(b)	$12,624,154
Buildings and improvements	—	15,444,792	(b)	15,444,792
Acquired intangible lease assets	—	3,703,018	(b)	3,703,018

Total investment in real estate assets	—	31,771,964		31,771,964
Cash and cash equivalents	200,000	—		200,000
Deferred financing costs	—	518,902	(d)	518,902

Total assets	$200,000	$32,290,866		$32,490,866

Line of credit	$—	21,440,300	(d)	$21,440,300
Other liabilities	—	313,699	(e)	313,699
Acquired below market lease intangibles	—	953,439	(b)	953,439

Total liabilities	—	22,707,438		22,707,438

Preferred stock, $0.01 par value; 10,000,000 shares authorized, none issued and outstanding	—	—		—
Common stock, $.01 par value; 490,000,000 shares authorized, 13,334 and 680,000 shares issued and outstanding, respectively	133	6,667	(c)	6,800
Capital in excess of par value	199,867	9,993,333	(c)	10,193,200
Accumulated distributions in excess of earnings	—	(416,572	)(f)	(416,572)

Total stockholder’s equity	200,000	9,583,428		9,783,428

Total liabilities and stockholder’s equity	$200,000	$32,290,866		$32,490,866

COLE REAL ESTATE INCOME STRATEGY (DAILY NAV), INC.

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

For the Nine Months Ended September 30, 2011

(Unaudited)

The following unaudited Pro Forma Consolidated Statement of Operations is presented as if the Company had acquired the Pro Forma Properties on July 27, 2010 (Date of Inception).

This Pro Forma Condensed Consolidated Unaudited Statement of Operations should be read in conjunction with the Company’s historical financial statements and notes thereto for its quarter ended September 30, 2011, included in the Company’s Registration Statement on From S-11. This Pro Forma Condensed Consolidated Unaudited Statement of Operations is not necessarily indicative of what actual results of operations would have been had the Company completed the above acquisitions on July 27, 2010 (Date of Inception), nor does it purport to represent its future operations. This Pro Forma Condensed Consolidated Unaudited Statement of Operations only includes the significant property acquisitions pursuant to SEC Rule 3-14 of Regulation S-X.

	September 30,	September 30,		September 30,
	For the Nine Months Ended September 30, 2011 As Reported	Acquisition Pro Forma Adjustments		Pro Forma for the Nine Months Ended September 30, 2011
	(a)	(b)
Revenues:
Rental income	$—	$1,825,982	(c)	$1,825,982
Tenant reimbursement income	—	65,574	(d)	65,574

Total revenues	—	1,891,556		1,891,556

Expenses:
General and administrative	—	330,450	(e)	330,450
Property operating expenses	—	87,409	(f)	87,409
Advisory fee	—	68,850	(g)	68,850
Depreciation	—	309,855	(h)	309,855
Amortization	—	166,665	(h)	166,665

Total operating expenses	—	963,229		963,229

Operating income	—	928,327		928,327

Other expense:
Interest expense	—	(613,740	)(i)	(613,740)

Total other expense	—	(613,740)		(613,740)

Net income	$—	$314,587		$314,587

Weighted average number of common shares outstanding:
Basic	13,334	666,666	(j)	680,000

Diluted	13,334	666,666	(j)	680,000

Net loss per common share:
Basic and diluted	$—			$0.46

See accompanying Notes to Pro Forma Consolidated Financial Statements (Unaudited).

COLE REAL ESTATE INCOME STRATEGY (DAILY NAV), INC.

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

For the Period from July 27, 2010 (Date of Inception) to December 31, 2010

(Unaudited)

The following unaudited Pro Forma Consolidated Statement of Operations is presented as if the Company had acquired the Pro Forma Properties on July 27, 2010 (Date of Inception).

This Pro Forma Condensed Consolidated Unaudited Statement of Operations should be read in conjunction with the Company’s historical financial statements and notes thereto for its quarter ended September 30, 2011, included in the Company’s Registration Statement on From S-11. This Pro Forma Condensed Consolidated Unaudited Statement of Operations is not necessarily indicative of what actual results of operations would have been had the Company completed the above acquisitions on July 27, 2010 (Date of Inception), nor does it purport to represent its future operations. This Pro Forma Condensed Consolidated Unaudited Statement of Operations only includes the significant property acquisitions pursuant to SEC Rule 3-14 of Regulation S-X.

	September 30,	September 30,		September 30,
	For the period from July 27, 2010 (Date of Inception) to December 31, 2010	Acquisition Pro Forma Adjustments		Pro Forma for the period from July 27, 2010 (Date of Inception) to December 31, 2010
	(a)	(b)
Revenues:
Rental income	$—	$1,031,640	(c)	$1,031,640
Tenant reimbursement income	—	37,487	(d)	37,487

Total revenues	—	1,069,127		1,069,127

Expenses:
General and administrative	—	191,949	(e)	191,949
Property operating expenses	—	49,718	(f)	49,718
Advisory fee	—	38,250	(g)	38,250
Depreciation	—	172,142	(h)	172,142
Amortization	—	92,592	(h)	92,592

Total operating expenses	—	544,651		544,651

Operating income	—	524,476		524,476

Other expense:
Interest expense	—	(340,967	)(i)	(340,967)

Total other expense	—	(340,967)		(340,967)

Net loss	$—	$183,509		$183,509

Weighted average number of common shares outstanding:
Basic	13,334	666,666	(j)	680,000

Diluted	13,334	666,666	(j)	680,000

Net loss per common share:
Basic and diluted	$—			$0.27

See accompanying Notes to Pro Forma Consolidated Financial Statements (Unaudited).

COLE REAL ESTATE INCOME STRATEGY (DAILY NAV), INC.

NOTES TO PRO FORMA FINANCIAL STATEMENTS

September 30, 2011

(Unaudited)

Notes to Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2011

a.	Reflects the Company’s historical balance sheet as of September 30, 2011.

b.	Reflects the preliminary purchase price allocations incurred related to the following acquisitions: The Walgreens Properties, the CVS Properties, the Tractor Supply Properties, the MT San Antonio Property and the AA Macomb Property (the “Pro Forma Acquisitions”).

c.	Represents the issuance of common shares required to generate sufficient offering proceeds to break escrow and fund the purchase of the Pro Forma Acquisitions, as the Company had insufficient capital at September 30, 2011 to break escrow and acquire the Pro Forma Acquisitions which are included in the pro forma balance sheet.

d.	Represents the Company’s borrowings and related loan costs incurred on its secured revolving credit facility (the “Credit Facility”) to finance the purchase of the Pro Forma Acquisitions. The Credit Facility provides for up to $50.0 million of borrowings pursuant to a credit agreement. The Credit Facility will bear interest at rates depending on the type of loan specified, which at the time of acquisition was LIBOR plus 2.70%.

e.	Represents working capital balances, including short term payables incurred in connection with the purchase of the Pro Forma Acquisitions.

f.	Adjustment reflects the expensing of acquisition-related costs as required under GAAP. The amount represents costs incurred to complete the Pro Forma Acquisitions, including title, legal, accounting and other related costs.

Notes to Unaudited Pro Forma Consolidated Statement of Operations for the Nine Months Ended September 30, 2011

a.	Reflects the Company’s historical results of operations for the nine months ended September 30, 2011.

b.	In connection with the purchase of the Pro Forma Acquisitions, the Company incurred $416,572 of acquisition related transaction costs, which have been excluded from the Pro Forma results of operations for the nine months ended September 30, 2011, as these amounts represent non-recurring charges.

c.	Represents the straight-line rental revenue and amortization of the above and below market leases in accordance with the respective lease agreements for the Pro Forma Properties.

d.	Reflects the tenant reimbursement income for the Pro Forma Properties based on historical operating results of each property.

e.	Reflects management’s estimate of the general and administrative expenses for the Pro Forma Properties based on the Company’s historical results.

f.	Reflects the property operating expenses for the Pro Forma Properties based on historical operating results of each property.

g.	Reflects the advisory fee, calculated based on an annual rate of 0.90% of the Company’s aggregate daily net asset value, payable to the Company’s advisor. The advisory fee was calculated assuming a net asset value per share of $15.00.

h.	Represents depreciation and amortization expenses for the Pro Forma Properties. Depreciation and amortization expenses are based on the Company’s preliminary purchase price allocation. All assets are depreciated on a straight-line basis. The estimated useful lives of the Company’s assets by class are generally as follows:

Building	40 years
Tenant improvements	Lesser of useful life or lease term
Intangible lease assets	Lesser of useful life or lease term

i.	Represents interest expense and deferred financing cost amortization associated with the borrowings on the Company’s Credit Facility incurred to finance the acquisition of the Pro Forma Properties.

COLE REAL ESTATE INCOME STRATEGY (DAILY NAV), INC.

NOTES TO PRO FORMA FINANCIAL STATEMENTS

September 30, 2011

(Unaudited)

j.	Represents the weighted average common shares required to generate sufficient offering proceeds to break escrow and fund the purchase of the Pro Forma Properties, because the Company had insufficient capital on July 27, 2010 (Date of Inception) to break escrow and acquire the Pro Forma Properties, which are included in the pro forma results of operations. The calculation assumes the common shares were issued on July 27, 2010 (Date of Inception).

Notes to Unaudited Pro Forma Consolidated Statement of Operations for the Period From July 27, 2010 (Date of Inception) to December 31, 2010

a.	Reflects the Company’s historical results of operations for the period from July 27, 2010 (Date of Inception) to December 31, 2010.

b.	In connection with the purchase of the Pro Forma Acquisitions, the Company incurred $416,572 of acquisition related transaction costs, which have been excluded from the Pro Forma results of operations for the period from July 27, 2010 (Date of Inception) to December 31, 2010, as these amounts represent non-recurring charges.

c.	Represents the straight-line rental revenue and amortization of the above and below market leases in accordance with the respective lease agreements for the Pro Forma Properties.

d.	Reflects the tenant reimbursement income for the Pro Forma Properties based on historical operating results of each property.

e.	Reflects management’s estimate of the general and administrative expenses for the Pro Forma Properties based on the Company’s historical results.

f.	Reflects the property operating expenses for the Pro Forma Properties based on historical operating results of each property.

g.	Reflects the advisory fee, calculated based on an annual rate of 0.90% of the Company’s aggregate daily net asset value, payable to the Company’s advisor. The advisory fee was calculated assuming a net asset value per share of $15.00.

h.	Represents depreciation and amortization expenses for the Pro Forma Properties. Depreciation and amortization expenses are based on the Company’s preliminary purchase price allocation. All assets are depreciated on a straight-line basis. The estimated useful lives of the Company’s assets by class are generally as follows:

Building	40 years
Tenant improvements	Lesser of useful life or lease term
Intangible lease assets	Lesser of useful life or lease term

i.	Represents interest expense and deferred financing cost amortization associated with the borrowings on the Company’s Credit Facility incurred to finance the acquisition of the Pro Forma Properties.

j.	Represents the weighted average common shares required to generate sufficient offering proceeds to break escrow and fund the purchase of the Pro Forma Properties, because the Company had insufficient capital on July 27, 2010 (Date of Inception) to break escrow and acquire the Pro Forma Properties, which are included in the pro forma results of operations. The calculation assumes the common shares were issued on July 27, 2010 (Date of Inception).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 17, 2012	COLE REAL ESTATE INCOME STRATEGY (DAILY NAV), INC.

	By:	/s/ Simon J. Misselbrook
	Name:	Simon J. Misselbrook
	Title:	Senior Vice President, Financial Reporting and Accounting
Principal Accounting Officer